Fees Summary	Mar. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,274,483,280.00
Previously Paid Amount	0.00
Total Fee Amount	176,006.14
Total Offset Amount	0.00
Net Fee	$ 176,006.14
Final Prospectus	false